SUPPLEMENT DATED

FEBRUARY 5, 2007 TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC.

The following information supplements, and to the extent inconsistent therewith, supercedes, certain information in each of the currently effective Prospectus and Statement of Additional Information of Legg Mason Partners Managed Municipals Fund, Inc.:

Effective February 2, 2007, the Board appointed Stephen A. Walsh, S. Kenneth Leech and Robert D. Amodeo as Co-Portfolio Managers of the fund. The fund is also managed by portfolio managers Joseph P. Deane and David T. Fare.

The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and team structure decisions. The portfolio managers are responsible for the day-to-day management of the fund’s portfolio. Mr. Deane has been responsible for the day-to-day management of the fund’s portfolio since November 1988. Mr. Fare, has shared the responsibility for the day-to-day management of the fund with Mr. Deane since 2004.

Messrs. Leech, Walsh and Amodeo are portfolio managers of the fund’s subadviser, Western Asset Management Company (“Western Asset”) and have been employed by Western Asset for more than five years. Mr. Deane and Mr. Fare were investment officers of the fund’s former investment manager, Smith Barney Fund Management LLC.

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